UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

Puda Coal, Inc.
(Exact name of registrant as specified in its charter)

333-85306
(Commission File Number)

Delaware	65-1129912
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)

426 Xuefu Street, Taiyuan, Shanxi Province,
The People’s Republic of China
(Address of principal executive offices, with zip code)

011 86 351 228 1302
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d) Transfer Listing

On September 17, 2009, the NYSE Amex LLC (the “Exchange”) informed Puda Coal, Inc., a Delaware corporation (the “Company”) that the Exchange had authorized the listing of the Company’s common stock on the Exchange.  The Company’s common stock ceased trading on the OTC Bulletin Board (the “OTCBB”) and commenced trading on the Exhange on September 22, 2009 under the ticker symbol “PUDA.”

The Company’s transfer of the listing of its common stock from the OTCBB to the Exchange was authorized by the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this report.

Exhibit No.	Description

99.1	Press Release of Puda Coal, Inc. dated September 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUDA COAL, INC.

Date: September 22, 2009	By:	/s/ Qiong Wu
Qiong Wu
Chief Financial Officer